SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                                November 16, 2005


                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

                           Maryland 1-10360 52-1622022
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)


                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__      Writing communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

_      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14A12)

__      Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

__      Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

     On November 15, 2005, CRIIMI MAE Inc. issued a press release announcing the record date and meeting date of its special meeting of common shareholders to vote to approve its previously announced merger with an indirect subsidiary of CDP-Capital Financing Inc. A copy of the press release is attached hereto.

Item 9.01         Financial Statements and Exhibits

(c)  Exhibits

EXHIBIT NO.                         DESCRIPTION

99.1              Press Release dated November 15, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CRIIMI MAE Inc.



Dated: November 16, 2005             By:/s/Mark A. Libera
                                     -------------------------
                                     Mark A. Libera
                                     Vice President and
                                     General Counsel